Virtus Alternatives Diversifier Fund,

a series of Virtus Opportunities Trust

Supplement dated February 10, 2009 to the

Prospectus dated January 31, 2009

IMPORTANT NOTICE TO INVESTORS

The Fund Fees and Expenses table on page 6 of the Fund’s current prospectus is hereby amended by replacing footnote (g) with the following:

(g)	The fund’s investment adviser has voluntarily agreed to limit the fund’s total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expense) so that such expenses do not exceed 0.20% for Class A Shares and Class C Shares. The adviser may discontinue this voluntary expense cap at any time. Actual Total Fund Operating Expenses, after expense reimbursement, were 0.30% for Class A Shares and 1.05% for Class C Shares. In addition to the Annual Fund Operating Expenses that the fund bears directly, the fund’s shareholders indirectly bear expenses of the underlying mutual funds in which the fund invests. The fund’s indirect expenses from investing in the underlying mutual funds, based on the total annual fund operating expenses, after expense reimbursement and excluding dividends on short sales, were 1.12% for Class A Shares and Class C Shares. The fund’s indirect expenses from investing in the underlying mutual funds, based on the total annual fund operating expenses, after including dividends on short sales, were 1.51% for Class A Shares and Class C Shares. Upon combining the net operating expenses of the fund with the weighted average of the total operating expenses of the underlying mutual funds, after expense reimbursement and excluding dividends on short sales, the total annualized expense ratio was 1.42% for Class A Shares and 2.17% for Class C Shares. With dividends on short sales included, the total annualized expense ratio was 1.81% for Class A Shares and 2.56% for Class C Shares. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Investors should retain this supplement with the Prospectus for future reference.

VOT 8021/ADF FootnoteG (2/09)